UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: November 14, 2003
                                                -----------------


                               CIROND CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)


              0-49763                           88-0469593
             ---------                          -----------
      (Commission File Number)      (IRS Employer Identification Number)


            1999 Bascom Avenue, Suite 700, Campbell, California 95008
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 688-4060
                                 ---------------
              (Registrant's telephone number, including area code)

                                  EXMAILIT.COM
                                 ---------------
                  (Former name, if changed since last report.)

Item 5.           Other Information.

      As previously disclosed in a report on Form 8-K filed with the Securities and Exchange Commission ("Commission") on October 10, 2003 by Cirond Corporation, f/k/a eXmailit.com (the "Company"), on September 8, 2003, the board of directors of the Company appointed KPMG, LLP ("KPMG") as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment was subject to ratification by the Company's shareholders, and the Company's acquisition of all of the issued and outstanding capital stock of Cirond Networks Inc. ("CNI") from Cirond Technologies Inc. ("CTI") pursuant to a Stock Exchange Agreement ("Agreement") which was duly executed by both parties on August 29, 2003. Subsequent to execution of the Agreement, a dispute arose between the Company and CTI regarding closing of the Agreement.

      As KPMG's appointment by the Company was contingent upon its acquisition of CNI, KPMG has not been formally retained by the Company nor had it begun to render any services to the Company. Despite the existence of a dispute between the Company and CTI regarding the closing of the Agreement, the parties have executed a First Amendment to the Agreement and are now proceeding with the consummation of the transaction.

      As the dispute relating to the Agreement had not been resolved on November 14, 2003, the board of directors of the Company decided to retain its previous independent accountant, Parker & Co. ("Parker"), as its independent auditor for the review of its financial statements for the third quarter ended September 30, 2003. As KPMG had not been retained and not rendered any services, the Company does not believe this constitutes a change in auditor. The decision to retain Parker was approved by the Company's board of directors. The Company expects to retain KPMG as its independent accountant for its fiscal year ending December 31, 2003 in the event the CNI exchange is consummated.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated this 18th day of November, 2003.

                                          Cirond Corporation

                                       By: /s/ Kevin Ryan
                                          --------------------------------
                                          Kevin Ryan, President

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